SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED) : JULY 28, 2004

                          COMMISSION FILE NO. 000-32885


                          THE EXPERIENTIAL AGENCY, INC.
                          -----------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            Nevada                                           88-0471263
--------------------------------              ----------------------------------
(STATE  OR OTHER JURISDICTION OF              (IRS EMPLOYER IDENTIFICATION  NO.)
INCORPORATION  OR  ORGANIZATION)


            875 North Michigan Avenue, Suite 2626, Chicago, IL 60611
-------------------------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (312) 397-9100
                     --------------------------------------
                            (ISSUER TELEPHONE NUMBER)


                 308 West Erie, Floor 2, Chicago, Illinois 60610
                 -----------------------------------------------
                                (FORMER ADDRESS)

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

     As a result of two Voting Agreements ("Agreements") entered into by Frank Goldstin ("Shareholder"), the control of the Registrant shifted to Joseph Wagner and Jean Wilson shareholders of The Experiential Agency, Inc. ("Experiential"). The Agreements were entered into on July 28, 2004 and end on December 31, 2009, and made Joseph Wagner and Jean Wilson the true and lawful agent and proxy of Shareholder with the full power of substitution for and in the name of Shareholder, to vote shares of stock or stock equivalents or give a written consent, in person or by proxy, at all meetings of the shareholders of the Company, and in all proceedings in which the vote or written consent of shareholders may be required or authorized by law. Joseph Wagner's Agreement was for 10,884,794 Shares and Jean Wilson's was for 10,884,795 Shares. The following individuals will exercise control over the Registrant:

Name                         No. of shares                    Percentage
----                         -------------                    ----------
Joseph Wagner               14,108,7951                          24.3%
Jean Wilson                 11,404,7952                          19.7%
Frank Goldstin              10,891,0453                          18.8%

1 Includes 2,500,00 Shares of Common Stock held by Sandra M. Wagner, wife of
  Joseph Wagner and the 10,884,794 shares that are part of the Agreement.

2 Includes the 10,884,795 shares that are part of the Agreement.

3 Excludes the 21,769,589 shares that are covered by the Agreements.

ITEM  5.   OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE.

     On July 28th, the majority stockholder of the Registrant increased the number of Directors on its Board from One (1) to Three (3). Joseph Wagner and Jean Wilson were then appointed as Directors to fill those vacancies. Additionally, action was taken by the Board to appoint Frank Goldstin as Chief Executive Officer of the Company, Joseph Wagner as President, Chief Operating Officer, and Secretary of the Company, and Jean Wilson as Vice President of Operations and Treasurer of the Company.


ITEM  7.   FINANCIAL  STATEMENTS  AND  EXHIBITS.

c)  Exhibits:

10.1*  Voting Agreement with Joseph Wagner
10.2 * Voting Agreement with Jean Wilson

* Attached hereto

                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The  Experiential  Agency,  Inc.


August  6,  2004

/s/ Frank  Goldstin
------------------------------
     Frank  Goldstin
     Chief  Executive  Officer

Exhibit 10.1


                                VOTING AGREEMENT

     This VOTING AGREEMENT ("Agreement") is made and entered into by and between Frank Goldstin ("Shareholder") and Joseph Wagner ("Wagner").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Shareholder owns shares of Experiential Agency, Inc., a Nevada corporation ("Company") common stock, $.001 par value per share ("Common Stock"); and

     WHEREAS, the Shareholder desires to set forth in writing certain rights and restrictions, including, without limitation, voting rights and transfer restrictions, with respect to the Common Stock owned by the Shareholder.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Stock. The shares of Common Stock of the Company owned by the Shareholder and
   ----
made a part of this Agreement as set forth on the signature page hereof, shall be referred to herein as the "Stock". Any additional shares of Common Stock or other voting securities, or the voting rights relating thereto, of the Company that may be owned, held or subsequently acquired in any manner, legally or beneficially, directly or indirectly, of record or otherwise, by the Shareholder at any time during the term of this Agreement as a result of the ownership of the Stock that is referred to in this Agreement whether issued incident to any stock split, stock dividend, increase in capitalization, recapitalization, merger, consolidation, reorganization, or other transaction, shall be included within the term "Stock" as used herein and shall be subject to the terms of this Agreement.

2.  Transfer  Restrictions.
    ---------------------

     2.1 In the event that Shareholder sells his Stock (if only a portion of Stock is sold, the remaining shares will remain subject to this Agreement) pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended (with the Company's counsel rendering an opinion with respect to such transaction), such transferee will not be subject to this Agreement.

     2.2 Simultaneously with the execution of this Agreement, the Shareholder's certificate(s) will be inscribed with a legend in substantially the following form: "The shares represented by this certificate are subject to the provisions of a Voting Agreement executed in July 2004, and are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under this Agreement, a counterpart of which has been deposited with David M. Loev, Attorney at Law, as escrow agent 2777 Allen Parkway, Suite 1000, Houston, TX 77019.

3.  Voting  Rights.  During the term of this Agreement, Wagner shall be the true
    --------------
and lawful agent and proxy of Shareholder with the full power of substitution for and in the name of Shareholder, to vote all the shares of Stock or Stock equivalents or give a written consent, in person or by proxy, at all meetings of the shareholders of the Company, and in all proceedings in which the vote or written consent of shareholders may be required or authorized by law. All action to be taken on any question shall be determined by Wagner, in his sole discretion.

4.  Reservation  of Rights. All other rights and privileges his ownership of the
    ----------------------
Stock  shall  be  reserved  to  and  retained  by  the  Shareholder.

5.  Term.  This  Agreement  shall remain in full force and effect as of the date
    ----
hereof,  until  December  31, 2009 unless earlier terminated pursuant to Section
2.1.

6.  Specific  Performance. The Shareholder acknowledges that a remedy at law for
    ---------------------
any breach or attempted breach of terms and provisions of this Agreement may be inadequate, and the Shareholder agrees that the non-breaching party shall be entitled to specific performance and injunctive and other equitable relief in the event of any such breach or attempted breach.

7.  Successors  and  Assigns.  This  Agreement shall be binding upon the parties
    ------------------------
hereto and their respective heirs, legal representatives, successors and assigns.

8. Waiver. The wavier by either party to this Agreement of a breach or violation
   ------
or any provision hereof shall not operate as or be construed to be a waiver of any subsequent breach hereof.

9.  Governing  Law.  This  Agreement shall be interpreted in accordance with the
    --------------
laws of the State of Illinois. In the event of a dispute concerning this Agreement, the parties agree that venue lies in a court of competent jurisdiction in Cook County, Illinois.

10. Headings; Gender. The paragraph headings contained in this Agreement are for
    ----------------
convenience only, and shall in no manner be construed as part of this Agreement. All references in this Agreement as to gender shall be interpreted in the applicable gender of the parties.

11.  Counterparts. This Agreement may be executed in multiple counterparts, each
     ------------
of which shall be deemed an original and all of which together shall constitute one and the same agreement, with a counterpart being delivered to each party hereto.

12.  Severability.  In  the event any one or more of the provisions contained in
     ------------
this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

13.  Amendment.  No modification, amendment, addition to, or termination of this
     --------
Agreement, nor waiver of any of its provisions, shall be valid or enforceable unless in writing and singed by all the parties hereto.

14.  Entire Agreement. This Agreement constitutes the sole and only agreement of
     ----------------
the parties hereto and supersedes any prior understanding or written or oral agreements between the parties respecting the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date set forth below.


SHAREHOLDER:

/s/  Frank  Goldstin                                     10,884,794  Shares
--------------------
Signature

Frank Goldstin
--------------
Name Printed


---------------------------------------------

---------------------------------------------
Address

Dated:                       , 2004
      ----------------------


JOSEPH WAGNER

/s/ Joseph Wagner
-----------------
Joseph Wagner

Dated: July     , 2004
           -----

Exhibit 10.2


                                VOTING AGREEMENT

     This VOTING AGREEMENT ("Agreement") is made and entered into by and between Frank Goldstin ("Shareholder") and Jean Wilson ("Wilson").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Shareholder owns shares of Experiential Agency, Inc., a Nevada corporation ("Company") common stock, $.001 ("Common Stock"); and

     WHEREAS, the Shareholder desires to set forth in writing certain rights and restrictions, including, without limitation, voting rights and transfer restrictions, with respect to the Common Stock owned by the Shareholder.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Stock. The shares of Common Stock of the Company owned by the Shareholder and
   ----
made a part of this Agreement as set forth on the signature page hereof, shall be referred to herein as the "Stock". Any additional shares of Common Stock or other voting securities, or the voting rights relating thereto, of the Company that may be owned, held or subsequently acquired in any manner, legally or beneficially, directly or indirectly, of record or otherwise, by the Shareholder at any time during the term of this Agreement as a result of the ownership of the Stock that is referred to in this Agreement whether issued incident to any stock split, stock dividend, increase in capitalization, recapitalization, merger, consolidation, reorganization, or other transaction, shall be included within the term "Stock" as used herein and shall be subject to the terms of this Agreement.


2.  Transfer  Restrictions.
    ---------------------

     2.1 In the event that Shareholder sells his Stock (if only a portion of Stock is sold, the remaining shares will remain subject to this Agreement) pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended (with the Company's counsel rendering an opinion with respect to such transaction), such transferee will not be subject to this Agreement.

     2.2 Simultaneously with the execution of this Agreement, the Shareholder's certificate(s) will be inscribed with a legend in substantially the following form: "The shares represented by this certificate are subject to the provisions of a Voting Agreement executed in July 2004, and are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under this Agreement, a counterpart of which has been deposited with David M. Loev, Attorney at Law as escrow agent 2777 Allen Parkway, Suite 1000, Houston, TX 77019

3.  Voting  Rights.  During the term of this Agreement, Wilson shall be the true
    --------------
and lawful agent and proxy of Shareholder with the full power of substitution for and in the name of Shareholder, to vote all the shares of Stock or Stock equivalents or give a written consent, in person or by proxy, at all meetings of the shareholders of the Company, and in all proceedings in which the vote or written consent of shareholders may be required or authorized by law. All action to be taken on any question shall be determined by Wilson, in his sole discretion.

4.  Reservation  of  Rights. All other rights and privileges of her ownership of
    -----------------------
the  Stock  shall  be  reserved  to  and  retained  by  the  Shareholder.

5.  Term.  This  Agreement  shall remain in full force and effect as of the date
    ----
hereof, until December 31, 2009, unless earlier terminated pursuant to Section 2.1.

6.  Specific  Performance. The Shareholder acknowledges that a remedy at law for
    ---------------------
any breach or attempted breach of terms and provisions of this Agreement may be inadequate, and the Shareholder agrees that the non-breaching party shall be entitled to specific performance and injunctive and other equitable relief in the event of any such breach or attempted breach.

7.  Successors  and  Assigns.  This  Agreement shall be binding upon the parties
    ------------------------
hereto and their respective heirs, legal representatives, successors and assigns.

8. Waiver. The wavier by either party to this Agreement of a breach or violation
   -----
or any provision hereof shall not operate as or be construed to be a waiver of any subsequent breach hereof.

9.  Governing  Law.  This  Agreement shall be interpreted in accordance with the
    --------------
laws of the State of Illinois. In the event of a dispute concerning this Agreement, the parties agree that venue lies in a court of competent jurisdiction in Cook County, Illinois.

10. Headings; Gender. The paragraph headings contained in this Agreement are for
    ----------------
convenience only, and shall in no manner be construed as part of this Agreement. All references in this Agreement as to gender shall be interpreted in the applicable gender of the parties.

11.  Counterparts. This Agreement may be executed in multiple counterparts, each
     ------------
of which shall be deemed an original and all of which together shall constitute one and the same agreement, with a counterpart being delivered to each party hereto.

12.  Severability.  In  the event any one or more of the provisions contained in
     -----------
this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

13.  Amendment.  No modification, amendment, addition to, or termination of this
     --------
Agreement, nor waiver of any of its provisions, shall be valid or enforceable unless in writing and singed by all the parties hereto.

14.  Entire Agreement. This Agreement constitutes the sole and only agreement of
     ---------------
the parties hereto and supersedes any prior understanding or written or oral agreements between the parties respecting the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date set forth below.


SHAREHOLDER:

/s/  Frank  Goldstin                                    10,884,795  Shares
--------------------
Signature

Frank Goldstin
--------------
Name Printed

-------------------------------------------------

-------------------------------------------------
Address

Dated:                          , 2004
      -------------------------

JEAN WILSON

/s/ Jean Wilson
---------------
Jean Wilson

Dated: July      , 2004
           -----